UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

INSPIREMD, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

December 18, 2017

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of InspireMD, Inc. to be held at 11:30 a.m., New York time, on January 25, 2018, at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112.

Please note that in order to gain admission to the site of our special meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the special meeting, we strongly encourage you to advise Craig Shore by email at craigs@inspiremd.com or phone at (888) 776-6804 if you plan to attend the meeting prior to 5:00 p.m., New York time, on January 24, 2018, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the special meeting, we encourage you to arrive at the meeting no later than 11:00 a.m., New York time, in order to ensure that you are able to pass through security prior to the start of the meeting.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the special meeting, whether or not you plan to attend. If you attend the special meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the special meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the special meeting.

Sincerely,

/s/ Paul Stuka
Paul Stuka
Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON January 25, 2018:

Our official Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Card are available at:

www.proxyvote.com

InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held January 25, 2018

The 2018 Special Meeting of Stockholders of InspireMD, Inc., a Delaware corporation (the “Company”), will be held at 11:30 a.m., New York time, on January 25, 2018, at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112. We will consider and act on the following items of business at the special meeting:

(1)	Approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 150,000,000 to 1,000,000,000 (the “Amendment Proposal”).

(2)	Approval of the issuance of more than 19.99% of the Company’s outstanding common stock (measured as of November 28, 2017) at a price per share less than book or market value to investors who participated in a private placement which closed on December 1, 2017, pursuant to the securities purchase agreement, dated as of November 28, 2017, entered into in such private placement, in accordance with the NYSE American Company Guide Section 713(a)(ii) (the “Private Placement Proposal”).

(3)	Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals (the “Adjournment Proposal”).

Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the board of directors recommends a vote FOR the Amendment Proposal (Proposal 1); FOR the Private Placement Proposal (Proposal 2); and FOR the Adjournment Proposal (Proposal 3).

The board of directors has fixed the close of business on December 15, 2017, as the record date (the “Record Date”). Only holders of record of shares of our common stock are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Special Meeting.

Please note that in order to gain admission to the site of our Special Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Special Meeting, we strongly encourage you to advise Craig Shore by email at craigs@inspiremd.com or phone at (888) 776-6804 if you plan to attend the meeting prior to 5:00 p.m., New York time, on January 24, 2018, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the special meeting, we encourage you to arrive at the meeting no later than 11:00 a.m., New York time, in order to ensure that you are able to pass through security prior to the start of the meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting in person, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By Order of The Board of Directors,

/s/ Paul Stuka
Paul Stuka
Chairman

December 18, 2017

InspireMD, Inc.

4 Menorat Hamaor St.

Tel Aviv, Israel 6744832

Telephone: (888) 776-6804

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held January 25, 2018

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “InspireMD” refer to InspireMD, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.0001 per share.

All amounts set forth in this proxy statement are adjusted for the 1-for-25 reverse stock split of our common stock that occurred on October 7, 2016.

The accompanying proxy is solicited by the board of directors on behalf of InspireMD, Inc., a Delaware corporation, to be voted at the special meeting of stockholders of the Company (the “Special Meeting”) to be held on January 25, 2018, at the time and place and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to stockholders on or about December 18, 2017.

The executive offices of the Company are located at, and the mailing address of the Company is, 4 Menorat Hamaor St., Tel Aviv, Israel 6744832.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JANUARY 25, 2018:

Our official Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Card are available at:

www.proxyvote.com

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ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	Approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 150,000,000 to 1,000,000,000 (the “Amendment Proposal”).

(2)	Approval of the issuance of more than 19.99% of the Company’s outstanding common stock (measured as of November 28, 2017) at a price per share less than book or market value to investors who participated in a private placement which closed on December 1, 2017 (the “Private Placement”), pursuant to the securities purchase agreement, dated as of November 28, 2017, entered into in such private placement (the “Securities Purchase Agreement”), in accordance with the NYSE American Company Guide Section 713(a)(ii) (the “Private Placement Proposal”).

(3)	Approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals (the “Adjournment Proposal”).

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Proxy Statement in the future, he or she may contact InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832, Attn: Investor Relations or call (888) 776-6804 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our Notice or Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of the Notice or this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice or voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice for shares held in your name and a notice or voting instruction card for shares held in street name. Please follow the directions provided in the Notice and each additional notice or voting instruction card you receive to ensure that all your shares are voted.

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What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on December 15, 2017 (the “Record Date”). The Record Date is established by the board of directors as required by Delaware law. On the Record Date, [●] shares of common stock were issued and outstanding.

Who is entitled to vote at the Special Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Special Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Special Meeting.

What is the quorum requirement?

The presence, in person or by proxy, of the holders of a majority of the shares of the stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the stockholders entitled to vote at the Special Meeting, present in person or by proxy, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

A broker non-vote occurs when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange (the “NYSE”) that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner.

Your broker does not have discretionary authority to vote your shares with respect to the Private Placement Proposal (Proposal 2) in the absence of specific instructions from you.

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With respect to the Amendment Proposal (Proposal 1) or the Adjournment Proposal (Proposal 3), your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals if you do not provide your broker with instructions on such proposals.

How do I vote my shares?

Your vote is very important to us and we hope that you will attend the Special Meeting. However, whether or not you plan to attend the Special Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction card (from your broker or other intermediary). There are three convenient ways of submitting your vote:

	●	By Telephone or Internet - All record holders can vote by touchtone telephone from the U.S. using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

`	●	In Person - All record holders may vote in person at the Special Meeting. “Street name” holders may vote in person at the Special Meeting if their bank, broker or other nominee has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other nominee to furnish you with a nominee issued proxy. You will need to bring the nominee issued proxy with you to the Special Meeting and hand it in with a signed ballot that will be provided to you at the Special Meeting. You will not be able to vote your shares without a nominee issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

	●	By Written Proxy - All record holders can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a “street name” holder and you request to receive printed proxy materials, you will receive a written proxy card and a voting instruction card from your bank, broker or other nominee.

The board of directors has appointed James Barry, Ph.D., president, chief executive officer and director, and Craig Shore, chief financial officer, chief administrative officer, treasurer and secretary, to serve as the proxies for the Special Meeting.

If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction card provided by your broker or other intermediary except with respect to one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” above.

Even if you currently plan to attend the Special Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by James Barry, Ph.D., the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

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What are my choices when voting?

As to each of the Amendment Proposal (Proposal 1), the Private Placement Proposal (Proposal 2), and the Adjournment Proposal (Proposal 3), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1—FOR the Amendment Proposal.

Proposal 2—FOR the Private Placement Proposal.

Proposal 3—FOR the Adjournment Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the Amendment Proposal.

Proposal 2—FOR the Private Placement Proposal.

Proposal 3—FOR the Adjournment Proposal.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Special Meeting and voting in person. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Special Meeting to revoke your proxy.

●	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Special Meeting will be counted).

●	Completing and submitting a new valid proxy bearing a later date.

●	Giving written notice of revocation to the Company addressed to Craig Shore, chief financial officer, chief administrative officer, treasurer and secretary, at the Company’s address above, which notice must be received before noon, New York time on January 24, 2018.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

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What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, approval of the Amendment Proposal (Proposal 1) will require the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote on such proposal at the Special Meeting.

Approval of each of the Private Placement Proposal (Proposal 2) and the Adjournment Proposal (Proposal 3) will require the affirmative vote of the votes cast on each such proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Abstentions will have the same effect as a vote against the Amendment Proposal (Proposal 1) and the Private Placement Proposal (Proposal 2).

Broker non-votes, if any, are included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon the approval of the Private Placement Proposal (Proposal 2). With respect to the Amendment Proposal (Proposal 1) or the Adjournment Proposal (Proposal 3), under the rules of the New York Stock Exchange, a broker holding shares for a beneficial owner will have discretionary authority to vote those shares for such proposal in the absence of voting instructions from the beneficial owner and may vote “FOR” each of the Amendment Proposal and the Adjournment Proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company, as well as a proxy solicitation firm hired by the Company, to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as any proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a Current Report on Form 8-K, which it expects to file with the Securities and Exchange Commission within four business days following the Special Meeting.

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Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Craig Shore by email at craigs@inspiremd.com or phone at (888) 776-6804.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of December 1, 2017, by:

●	each person known by us to beneficially own more than 5.0% of our common stock;

●	each of our directors;

●	each of the named executive officers; and

●	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832. As of December 1, 2017, we had 22,303,492 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned(1)
5% Owners
Sol J. Barer, Ph.D.	1,329,629	(2)	5.64%
Officers and Directors
Craig Shore	62,589	(3)	*
Alan W. Milinazzo	5,935	(4)	*
James Barry, Ph.D.	118,926	(5)	*
Michael Berman	9,402	(6)	*
Campbell Rogers, M.D.	8,993	(7)	*
Paul Stuka	1,194,311	(8)	5.08%
Thomas Kester	4,447	(9)	*
Agustin V. Gago	29,441	(10)	*
All directors and executive officers as a group (8 persons)	1,434,044		6.07%

*	Represents ownership of less than one percent.

(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of December 1, 2017. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	Includes (i) options to purchase 28,494 shares of common stock that are currently exercisable or exercisable within 60 days of December 1, 2017, (ii) warrants to purchase 160,667 shares of common stock that are currently exercisable or exercisable within 60 days of December 1, 2017, and (iii) 1,088,000 shares of common stock issuable upon conversion of Series B Convertible Preferred Stock that are currently convertible within 60 days of December 1, 2017. Does not include 8,536,904 shares of common stock issuable upon conversion of Series B Convertible Preferred Stock, which shares were excluded because the certificate of designation for the Series B Convertible Preferred Stock contain provisions that block conversion if such conversion will result in the holder having beneficial ownership of more than 4.99% of our common stock.

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(3)	Consists of (i) 18,241 shares of common stock, (ii) options to purchase 5,875 shares of common stock that are currently exercisable or exercisable within 60 days of December 1, 2017, and (iii) 38,473 shares of restricted stock granted to employees under the Israeli Appendix of the 2013 Plan held in trust, and with respect to which Mr. Shore was granted a proxy with the right to vote such shares at his discretion.

(4)	Consists of (i) 5,396 shares of common stock and (ii) warrants to purchase 539 shares of common sthat are currently exercisable or exercisable within 60 days of December 1, 2017. Mr. Milinazzo served as our president, chief executive officer and director until his resignation from such positions on June 6, 2016.
(5)	Includes warrants to purchase 48,387 shares of common stock that are currently exercisable or exercisable within 60 days of December 1, 2017.

(6)	Includes options to purchase 9,281 shares of common stock that are currently exercisable or exercisable within 60 days of December 1, 2017.

(7)	Includes options to purchase 8,483 shares of common stock and warrants to purchase 170 shares of common stock that are currently exercisable or exercisable within 60 days of December 1, 2017.

(8)	Paul Stuka is the principal and managing member of Osiris Investment Partners, L.P., and, as such, has beneficial ownership of (A) (i) 10,688 shares of common stock, (ii) warrants to purchase 11,103 shares of common stock that are currently exercisable or exercisable within 60 days of December 1, 2017, and (iii) 437,456 shares of common stock issuable upon conversion of Series B Convertible Preferred Stock that are currently convertible within 60 days of December 1, 2017, held by Osiris Investment Partners, L.P., in addition to (B) personally holding (i) options to purchase 10,400 shares of common stock that are currently exercisable or exercisable within 60 days of December 1, 2017, (ii) warrants to purchase 12,120 shares of common stock that are currently exercisable or exercisable within 60 days of December 1, 2017, and (iii) 712,544 shares of common stock issuable upon conversion of Series B Convertible Preferred Stock that are currently convertible within 60 days of December 1, 2017.

(9)	Consists of (i) 280 shares of common stock and (ii) options to purchase 4,167 shares of common stock that are currently exercisable or exercisable within 60 days of December 1, 2017.

(10)	Includes options to purchase 29,441 shares of common stock that are currently exercisable or exercisable within 60 days of December 1, 2017.

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PROPOSAL 1: APPROVAL OF THE AMENDMENT PROPOSAL

Our board of directors is seeking the approval of our stockholders of an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate Amendment”) to increase the number of authorized shares of common stock from 150,000,000 to 1,000,000,000, which was approved by our board of directors on December 4, 2017, subject to stockholder approval. The Certificate Amendment will not change the number of authorized shares of preferred stock, which currently consists of 5,000,000 shares of preferred stock. The full text of the proposed Certificate Amendment is attached to this Proxy Statement as Annex A.

The additional shares of common stock authorized for issuance by the Certificate Amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. Our common stock has no preemptive rights to purchase common stock or other securities.

If the proposed Certificate Amendment is approved by the requisite vote of the stockholders, it will become effective upon the filing and recording of a Certificate of Amendment with the Secretary of State of Delaware.

Reasons for the Increase in the Number of Authorized Shares

The proposed increase in the authorized number of shares of common stock is intended to ensure that we will continue to have an adequate number of authorized and unissued and unreserved shares of common stock for future use. Of the 150,000,000 shares of our common stock currently authorized, as of the close of business on December 1, 2017, there were 22,303,492 shares of common stock outstanding. In addition to the shares of common stock outstanding on December 1, 2017, we had an aggregate of 309,104 shares reserved for future issuance under our equity compensation plans. In addition, we have reserved 44,146,689 shares of common stock for issuance upon conversion of outstanding shares of preferred stock and 6,591,059 shares of common stock for issuance upon exercise of currently outstanding options and warrants, which leave 76,958,760 authorized and unissued and unreserved shares of common stock that remain available for issuance. While such number of authorized and unissued and unreserved shares of common stock is more than 50% of the total number of authorized number of shares of common stock under our Amended and Restated Certificate of Incorporation, after taking into account (i) the closing price of our common stock in recent months, (ii) the full ratchet anti-dilution price protection upon the issuance of equity or equity-linked securities at an effective common stock purchase price of less than the conversion price in effect under the certificate of designations for our outstanding Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, and (iii) the provision in the Securities Purchase Agreement that provides for an exchange all or some of the our Series D Convertible Preferred Stock for any securities issued in a subsequent financing, in each case, can reasonably expected to require us to issue or reserve a number of shares of common stock in excess of the current number of authorized and unissued and unreserved shares of common stock. While we cannot predict the amount of such excess, we may be required to issue and /or reserve several hundred million shares of common stock at our current market prices. As of December 4, 2017, we have outstanding 100,359 shares of Series B Convertible Preferred Stock convertible into 28,978,661 shares of common stock (including shares being issued as payment of the dividends thereunder) at a conversion price in effect of $0.20; 741,651 shares of Series C Convertible Preferred Stock convertible into 2,966,604 shares of common stock at a conversion price in effect of $1.60; and 750 shares of Series D Convertible Preferred Stock convertible into 3,750,000 shares of common stock at a conversion price in effect of $0.20. As a result of the foregoing, our authorized shares of common stock available for future issuance in connection with potential financing transactions, business expansion opportunities, grants pursuant to equity compensation plans and other general corporate purposes will be limited if the Certificate Amendment is not approved by stockholders.

Our board of directors is recommending the proposed increase in the authorized number of shares of common stock for the primary purpose of providing the Company with appropriate flexibility to issue shares in the future on a timely basis in the event that the board of directors determines that it is necessary or appropriate to raise additional capital through the sale of equity securities or further other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the board of directors needs to undertake any of the foregoing actions on an expedited basis, as market conditions permit and favorable financing and business opportunities become available, and thus without the potential delay and expense associated with convening a special stockholders’ meeting. As previously reported in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017, we did not have sufficient resources to fund our business operations beyond March 2018, and there is substantial doubt about our ability to continue as a going concern. We estimate that the proceeds from the Private Placement will fund our business operations until the spring of 2018. In addition, we have received notification from NYSE American LLC (“NYSE American”) indicating that we do not meet the stockholders’ equity and net income continued listing standards as set forth in Section 1003(a)(iii) and (a)(ii) of the NYSE American Company Guide, and may take the foregoing actions to regain compliance with the required continued listing standards. Therefore, particularly in light of our limited resources, we believe that approval of the Certificate Amendment is necessary to provide the flexibility that we require to raise capital through the sale of our equity securities. As such, in considering and planning for our current and future corporate needs, our board of directors believes that the current number of authorized and unreserved shares of common stock available for issuance is inadequate.

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Effects of the Increase in the Number of Authorized Shares

If stockholders approve the Certificate Amendment to increase the number of authorized shares of common stock, unless otherwise required by applicable law or stock exchange rules, our board of directors will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by stockholders. The newly authorized shares of common stock would be issuable for any proper corporate purposes, including the planned public offering, other future capital raising transactions of equity or convertible debt securities, acquisitions, investment opportunities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans or for other corporate purposes.

The proposed increase in the number of authorized shares of common stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of common stock or securities convertible into our common stock could, depending on the circumstances, have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of our existing stockholders, none of whom have preemptive rights to subscribe for additional shares of common stock that we may issue.

Potential Anti-Takeover Effect

An increase in the number of authorized shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of our board of directors to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional common stock would dilute the voting power of the common stock and preferred stock then outstanding. Our common stock could also be issued to purchasers who would support our board of directors in opposing a takeover bid which our board determines not to be in our best interests and those of our stockholders.

In addition to the proposed Certificate Amendment, our Certificate of Incorporation and amended and restated bylaws also include other provisions that may have an anti-takeover effect. These provisions, among other things, permit our board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by our board of directors and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporation actions and may delay or discourage a change in control.

The board of directors is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the proposed Certificate Amendment to increase the number of authorized shares of common stock is not part of any plan by our board of directors to recommend or implement a series of anti-takeover measures.

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Vote Required

Approval of the Certificate Amendment to increase the number of authorized shares of common stock requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote on such proposal at the Special Meeting.

The board of directors recommends a vote FOR the approval of the Amendment Proposal (Proposal 1).

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PROPOSAL 2: APPROVAL OF THE PRIVATE PLACEMENT PROPOSAL

Background

On December 1, 2017, we issued and sold an aggregate of 750 shares of Series D Convertible Preferred Stock (the “Series D Preferred Stock”) for aggregate gross proceeds of $750,000 to an institutional investor (the “Private Placement Investor”) in the Private Placement pursuant to the Securities Purchase Agreement. Each share of Series D Preferred Stock is convertible into shares of our common stock at any time and from time to time, at the option of the holder, into a number of shares of common stock equal to the quotient of (i) the sum of the aggregate stated value of those shares being converted divided by (ii) the conversion price then in effect. The initial stated value of each share of Series D Preferred Stock is $1,000 and the initial conversion price is $0.20, subject to adjustments as set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock (the “Series D Certificate of Designation”). The Securities Purchase Agreement contains a mechanism that would prevent us from issuing, upon conversion of the Series D Preferred Stock into common stock, a number of shares of common stock which would exceed 1,493,680 shares (19.99% of the number of shares of common stock outstanding on the trading day immediately preceding the date of the Securities Purchase Agreement) of our common stock, unless we obtain our shareholders’ approval required by the NYSE American Company Guide. In addition, the Securities Purchase Agreement contains a “most favored nation” provision, which provides that, until such time as we consummate an offering of our common stock or common stock equivalents for gross proceeds of at least $8 million, in the event we undertake, or enter into any agreement to undertake, the issuance and sale of common stock and/or common stock equivalents to third party investors for cash (a “Subsequent Financing”), the Private Placement Investor may elect, in its sole discretion, to exchange all or some of the Series D Preferred Stock then held by such Private Placement Investor for any securities or units issued in such Subsequent Financing on a $1.00 per stated value for $1.00 new subscription amount basis (the “MFN Adjustment”). The surrender of Series D Preferred Stock shall be in lieu of any cash subscription amount required for the participation in such Subsequent Financing.

Under the NYSE American Company Guide Section 713(a)(ii) further described below, we may issue up to 1,493,680 shares of our common stock to the holder of the Series D Preferred Stock, upon conversion of the Series D Preferred Stock, at less than market and book value pursuant to the Securities Purchase Agreement and the Series D Certificate of Designation, including any shares of our common stock and/or common stock equivalents under the MFN Adjustment upon the Private Placement Investor’s election, without stockholder approval, which is equal to 19.99% of our common stock outstanding immediately prior to the execution of the Securities Purchase Agreement. The 750 shares of Series D Preferred Stock sold in the Private Placement, based on the conversion price currently in effect, are convertible into an aggregate of 3,750,000 shares of common stock. As such, we may not issue the remaining 2,256,320 shares of common stock (the “Remainder Underlying Shares”) or any additional shares of common stock or common stock equivalents pursuant to the MFN Adjustment (the “MFN Securities”) until we obtain stockholder approval of the issuance of more than 1,493,680 shares under the Securities Purchase Agreement at less than market and book value pursuant to the NYSE American Company Guide Section 713(a)(ii).

Accordingly, we are seeking stockholder approval for the issuance of the Remainder Underlying Shares and the MFN Securities, which issuance would result in, upon conversion of all of the Series D Preferred Stock or upon MFN Adjustment, our issuance of more than 20% of the number of shares of common stock outstanding immediately prior to the closing of the Private Placement at less than market and book value, to the Private Placement Investor, pursuant to the NYSE American Company Guide Section 713(a)(ii).

Why We Need Stockholder Approval

Our common stock is listed on the NYSE American and we are subject to the NYSE American Company Guide. NYSE American Company Guide Section 713(a)(ii) requires us to obtain stockholder approval in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the issuer of additional shares of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock outstanding before the issuance for a price that is less than the greater of book or market value of the stock on the date the issuer enters into a binding agreement for the issuance of such securities.

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The initial Series D Preferred Stock conversion price of $0.20 in the Private Placement is less than the greater of book or market value of our common stock as of November 28, 2017, and the issuance of 3,750,000 shares of common stock upon conversion of the 750 shares of Series D Preferred Stock would amount to approximately 50.2% of shares of our common stock outstanding immediately prior to the execution of the Securities Purchase Agreement on November 28, 2017. In addition, we may have to issue additional securities to the Private Placement Investor pursuant to the MFN Adjustment. As such, stockholder approval is now required under the NYSE American Company Guide Section 713(a)(ii) to enable issuance of the Remainder Underlying Shares and the MFN Securities, if any, to the Private Placement Investor.

Impact on Current Stockholders if the Private Placement Proposal is Approved

If our stockholders approve this proposal, we will be able to issue the Remainder Underlying Shares upon conversion of Series D Preferred Stock to the holder of such preferred stock and MFN Securities if the Private Placement Investor elects to exchange the Series D Preferred Stock into the MFN Securities.

The issuance of the Remainder Underlying Shares and/or MFN Securities would have a dilutive effect on our stockholders other than the Private Placement Investor in that the percentage ownership of the Company held by such current stockholders would decline as a result of the issuance of the Remainder Underlying Shares and/or the MFN Securities. This means that our stockholders other than the Private Placement Investor would have less ability to influence significant corporate decisions requiring stockholder approval, and that the Private Placement Investor’s influence over determination of the outcome of any corporate transaction or other matter submitted to our stockholders for approval, including, but not limited to, the election of directors and the approval of corporate transactions will increase in comparison to our stockholders other than the Private Placement Investor.

Issuance of the Remainder Underlying Shares and/or the MFN Securities to the Private Placement Investor could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

Effect on Current Stockholders if the Private Placement Proposal is Not Approved

If stockholders do not approve this proposal, we will not be able to issue the Remainder Underlying Shares upon conversion of the Series D Preferred Stock to the holder of Series D Preferred Stock. If we are unable to fulfill our obligations under the Securities Purchase Agreement to the Private Placement Investor, it is likely that the Private Placement Investor and other potential investors would be unwilling to participate in any non-public capital raising efforts in the future, which would have an unfavorable impact on our capital raising efforts.

In addition, to fulfill our obligations under the Securities Purchase Agreement, we will have to seek stockholder approval of the Private Placement Proposal until we receive stockholder approval of this proposal. We are not seeking the approval of our stockholders to authorize our entry into the Securities Purchase Agreement as we have already entered into the Securities Purchase Agreement, which is a binding obligation on us. The failure to obtain stockholders’ approval of this proposal will not negate the existing terms of the Securities Purchase Agreement. The Securities Purchase Agreement will remain a binding obligation of the Company.

Further Information

The terms of the Securities Purchase Agreement and the Series D Certificate of Designation are only briefly summarized above. For further information, please refer to the Securities Purchase Agreement included as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 29, 2017, and the Series D Certificate of Designation included as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 4, 2017. The discussion herein is qualified in its entirety by reference to the filed document.

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Vote Required

Pursuant to Section 713(a)(ii) of the NYSE American Company Guide, the Private Placement Proposal (Proposal 2) must be approved by a majority of the votes cast on such proposal with abstentions counting as votes cast. Therefore, the affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Special Meeting entitled to vote on such proposal that cast a vote for, against or abstain from such proposal is required for the approval of the Private Placement Proposal (Proposal 2).

The board of directors recommends a vote FOR the Private Placement Proposal (Proposal 2).

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PROPOSAL 3: THE ADJOURMENT PROPOSAL

General

The Company is asking its stockholders to approve the Adjournment Proposal.

Vote Required

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the Adjournment Proposal.

The board of directors recommends a vote FOR the Adjournment Proposal (Proposal 3).

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OTHER BUSINESS

The board of directors knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at InspireMD, Inc., 4 Menorat Hamaor St., Tel Aviv, Israel 6744832. The proposal must be received no later than January 15, 2018, after which date such stockholder proposal will be considered untimely. Stockholders wishing to submit nominations of persons for election to the board of directors or proposals of business to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our amended and restated bylaws. To be timely in connection with our next annual meeting, such a stockholder nomination or proposal must be received by our Secretary at our principal executive offices between March 1, 2018 and March 31, 2018.

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Annex A

FORM OF CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

INSPIREMD, INC.

InspireMD, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

1. Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

2. The Certificate of Incorporation of the Corporation is hereby amended by deleting subsection (A) of ARTICLE FOURTH in its entirety and inserting the following in lieu thereof:

“FOURTH: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is One Billion and Five Million (1,005,000,000), consisting of One Billion (1,000,000,000) shares of Common Stock, par value $0.0001 per share (the “Common Stock”) and Five Million (5,000,000) shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).”

3. Pursuant to the resolution of the Board of Directors, a special meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

4. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

A-1

[SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

IN WITNESS WHEREOF, InpsireMD, Inc., has caused this Certificate to be executed by its duly authorized officer on this __ day of _________, 2018.

INSPIREMD, INC.

By:
Craig Shore
Chief Financial Officer, Treasurer and Secretary

A-2

INSPIREMD, INC.
ATTN: CRAIG SHORE
4 Menorat Hamaor St.
Tel Aviv, Israel 6744832

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

NOTE: Such other business as may properly come before the Special Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000349139_1 R1.0.1.17

INSPIREMD, INC
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held January 25, 2018
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Craig Shore and James Barry, Ph. D., and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote as designated on this proxy card, all of the shares of common stock of InspireMD, Inc. held of record by the undersigned on December 15, 2017 at the Special Meeting of Stockholders to be held at the offices of Haynes and Boone, LLP, located at 30 Rockefeller Plaza, 26th Floor, New York, New York 10112, on January 25, 2018, at 11:30 a.m. New York time, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on this proxy card. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000349139_2 R1.0.1.17